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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 18, 1998


                              THE FIFTH THIRD BANK
             (Exact name of registrant as specified in its charter)

            Ohio                      333-856          31-0854433
(State or other jurisdiction        (Commission       (IRS Employer
     of incorporation)               File Number)     Identification No.)


 38 Fountain Square Plaza, Cincinnati, Ohio              45263
 (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (513) 579-5300

                                 Not Applicable
            (Former name or address, if changed since last report.)
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Item 5. Other Events

        None.


Item 7. Financial Statements and Exhibits

        Exhibit 20 - Monthly Servicing Report


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              The Fifth Third Bank
                              (Registrant)



December 18, 1998             /s/ Roger W. Dean
                              ----------------------------
                              Roger W. Dean, Controller